BLESSINGS CORPORATION



                                           $10,000,000
                          7.22% Senior Notes, Series A
                              Due January 30, 2008


                                           $10,000,000
                          6.55% Senior Notes, Series B
                              Due January 30, 2002


                                    --------

                             NOTE PURCHASE AGREEMENT
                                   ---------




                          Dated as of January 15, 1996



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PPN: Series A: 093532 A* 0
     Series B: 093532 A@ 8





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                                TABLE OF CONTENTS

Section                                                             Page


1.      AUTHORIZATION OF NOTES........................................1

2.      SALE AND PURCHASE OF NOTES....................................1

3.      CLOSING.......................................................1

4.      CONDITIONS TO CLOSING.........................................2
        4.1.   Representations and Warranties.........................2
        4.2.   Performance; No Default................................2
        4.3.   Compliance Certificates................................2
        4.4.   Opinions of Counsel....................................3
        4.5.   Purchase Permitted By Applicable Law, etc..............3
        4.6.   Payment of Special Counsel Fees........................3
        4.7.   Private Placement Number...............................3
        4.8.   Changes in Corporate Structure.........................3
        4.9.   Proceedings and Documents..............................4

5.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................4
        5.1.   Organization; Power and Authority......................4
        5.2.   Authorization, etc.....................................4
        5.3.   Disclosure.............................................4
        5.4.   Organization and Ownership of Shares of Subsidiaries;
               Affiliates.............................................5
        5.5.   Financial Statements...................................6
        5.6.   Compliance with Laws, Other Instruments, etc...........6
        5.7.   Governmental Authorizations, etc ......................6
        5.8.   Litigation; Observance of Agreements, Statutes
               and Orders.............................................6
        5.9.   Taxes..................................................7
        5.10.  Title to Property; Leases..............................7
        5.11.  Licenses, Permits, etc.................................7
        5.12.  Compliance with ERISA..................................8
        5.13.  Private Offering by the Company........................9
        5.14.  Use of Proceeds; Margin Regulations....................9
        5.15.  Existing Indebtedness; Future Liens....................9
        5.16.  Foreign Assets Control Regulations, etc...............10
        5.17.  Status under Certain Statutes.........................10
        5.18.  Environmental Matters.................................10

6.      REPRESENTATIONS OF THE PURCHASER.............................11
        6.1.   Purchase for Investment...............................11
        6.2.   Source of Funds.......................................11

7.      INFORMATION AS TO COMPANY....................................12
        7.1.   Financial and Business Information....................12
        7.2.   Officer's Certificate.................................15
        7.3.   Inspection............................................16
        PREPAYMENT OF THE NOTES......................................16
        8.1.   Required Prepayments..................................16
        8.2.   Optional Prepayments with Make-Whole Amount...........18
        8.3.   Allocation of Partial Prepayments.....................18
        8.4.   Maturity; Surrender, etc..............................18
        8.5.   Purchase of Notes.....................................19
        8.6.   Make-Whole Amount.....................................19

9.      AFFIRMATIVE COVENANTS........................................20
        9.1.   Compliance with Law...................................20
        9.2.   Insurance.............................................21
        9.3.   Maintenance of Properties.............................21
        9.4.   Payment of Taxes and Claims...........................21
        9.5.   Corporate Existence, etc..............................21
        9.6.   Maintenance of Records................................22

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10.     NEGATIVE COVENANTS...........................................22
        10.1.  Transactions with Affiliates..........................22
        10.2.  Merger, Consolidation, etc............................22
        10.3.  Liens.................................................23
        10.4.  Adjusted Consolidated Net Worth.......................24
        10.5.  Ratio of Funded Debt to Cash Flow.....................24
        10.6.  Ratio of Funded Debt to Total Capitalization..........25
        10.7.  Funded Debt of Subsidiaries...........................25
        10.8.  Sale of Assets........................................25
        10.9.  Disposition of Stock of Subsidiaries..................25
        10.10. Restricted Investments................................26
        10.11. Nature of Business....................................26

11.     EVENTS OF DEFAULT............................................26

12.     REMEDIES ON DEFAULT, ETC.....................................28
        12.1.  Acceleration..........................................28
        12.2.  Other Remedies........................................29
        12.3.  Rescission............................................29
        12.4.  No Waivers or Election of Remedies, Expenses, etc.....30

13.     REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES................30
        13.1.  Registration of Notes.................................30
        13.2.  Transfer and Exchange of Notes........................30
        13.3.  Replacement of Notes..................................31

14.     PAYMENTS ON NOTES............................................31
        14.1.  Place of Payment......................................31
        14.2.  Home Office Payment...................................31

15.     EXPENSES, ETC................................................32
        15.1.  Transaction Expenses..................................32
        15.2.  Survival..............................................32

16.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
        AGREEMENT....................................................33

17.     AMENDMENT AND WAIVER.........................................33
        17.1.  Requirements..........................................33
        17.2.  Solicitation of Holders of Notes......................33
        17.3.  Binding Effect, etc...................................34
        17.4.  Notes held by Company, etc............................34

18.     NOTICES......................................................34

19.     REPRODUCTION OF DOCUMENTS....................................35

20.     CONFIDENTIAL INFORMATION.....................................35

21.     SUBSTITUTION OF PURCHASER....................................36

22.     MISCELLANEOUS................................................37
        22.1.  Successors and Assigns................................37
        22.2.  Payments Due on Non-Business Days.....................37
        22.3.  Severability..........................................37
        22.4.  Construction..........................................37
        22.5.  Counterparts..........................................37
        22.6.  Governing Law.........................................37
        22.7.  Accounting Principles.................................38
        22.8.  Valuation Principles..................................38

23.     ADDITIONAL SERIES OF NOTES...................................38
        23.1.  Issuance of Additional Series of Notes................38
        23.2.  Conditions to Additional Series of Notes..............39



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SCHEDULE A         --  Information Relating to Purchaser

SCHEDULE B                   --   Defined Terms

SCHEDULE 5.4                 --   Subsidiaries   of  the  Company  and
                                  Ownership  of  Subsidiary Stock

SCHEDULE 5.5                 --   Financial Statements

SCHEDULE 5.14                --   Use of Proceeds

SCHEDULE 5.15                --   Existing Indebtedness

SCHEDULE 10.3                --   Liens

SCHEDULE 10.10               --   Restricted Investments

EXHIBIT 1-A                  --   Form of 7.22% Senior Note, Series A

EXHIBIT 1-B                  --   Form of 6.55% Senior Note, Series B

EXHIBIT 4.4(a)               --   Form  of  Opinion  of  Special   Counsel  for
                                  the Company and Special Counsel for the Mexican Companies

EXHIBIT 4.4(b)               --   Form of Opinion of Special Counsel for the
                                  Purchaser

EXHIBIT 23.2                 --   Form of Terms Agreement



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                               12

                              BLESSINGS CORPORATION
                              200 Enterprise Drive
                             Newport News, VA 23603

                        7.22% Senior Notes, Series A, due January 30, 2008 6.55% Senior Notes, Series B, due January 30, 2002

                                                  Dated as of January 15, 1996


Principal Mutual Life Insurance Company
711 High Street
Des Moines, Iowa  50392-0960

Ladies and Gentlemen:

               BLESSINGS     CORPORATION,     a    Delaware     corporation
(the "Company"), agrees with you as follows:


1.AUTHORIZATION OF NOTES.NOTES

               The Company has authorized the issue and sale of $10,000,000 aggregate principal amount of its 7.22% Senior Notes, Series A, due January 30, 2008 (the "Series A Notes") and $10,000,000 aggregate principal amount of its 6.55% Senior Notes, Series B, due January 30, 2002 (the "Series B Notes"). The Series A Notes and Series B Notes are collectively referred to as the "Notes", such term to include any such notes issued in substitution therefor pursuant to
Section 13 of this Agreement (the "Agreement"). The Notes shall be substantially in the forms set out in Exhibits 1-A and 1-B, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement. You are hereinafter referred to as the "Purchaser."


2.SALE AND PURCHASE OF NOTES.NOTES.

               Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof.


3.CLOSING.OSING.

               The sale and purchase of the Notes to be purchased by you shall occur at the offices of Gardner, Carton & Douglas, Quaker Tower, Suite 3400, 321 North Clark Street, Chicago, Illinois 60610-4795, at 9:00 a.m., Chicago time, at a closing (the "Closing") on January 23, 1996 or on such other Business Day thereafter on or prior to January 30, 1996 as may be agreed upon by the Company and you. At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $1,000,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 0201010725 at Chase Manhattan Bank, New York, ABA number 021000021. If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.


4.CONDITIONS TO CLOSING.OSING.

               Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1.Representations and Warranties.ies

               The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

4.2.Performance; No Default.ult

               The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by this Agreement, had it been in effect since such date.

4.3.Compliance Certificates.tes

     (a) Officer's Certificate. The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

     (b) Secretary's Certificate. The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and the Agreement.
4.4.Opinions of Counsel.sel

               You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Patten, Wornom & Watkins, L.C., special counsel for the Company, and Baker & McKenzie, special counsel for the Mexican Companies, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you) and (b) from Gardner, Carton & Douglas, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

4.5.Purchase Permitted By Applicable Law, etc.etc

               On the date of the Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6.Payment of Special Counsel Fees.ees

               Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

4.7.Private Placement Number.ber

               A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

4.8.Changes in Corporate Structure.ure

               The Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.9.Proceedings and Documents.nts

               All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.


5.REPRESENTATIONS AND WARRANTIES OF THE COMPANY.MPANY

               The Company represents and warrants to you that:

5.1.Organization; Power and Authority.ity

               The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

5.2.Authorization, etc.etc

               This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
(ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3.Disclosure.ure

               The Company, through its agents, SPP Hambro & Co. and First Fidelity Bank, N.A., has delivered to you a copy of a Confidential Direct Placement Memorandum, dated December 1995 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since December 31, 1994, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

5.4.Organization and Ownership of Shares of Subsidiaries; Affiliates.tes

               (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) of the Company's Affiliates, other than Subsidiaries, and (iii) of the Company's directors and senior officers.

               (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

               (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

               (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

5.5.Financial Statements.nts

               The Company has delivered to the Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6.Compliance with Laws, Other Instruments, etc.etc

               The execution, delivery and performance by the Company of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

5.7.Governmental Authorizations, etc .tc .

               No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

5.8.Litigation; Observance of Agreements, Statutes and Orders.ers

               (a) There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

               (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9.Taxes.xes

               The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 28, 1991.

5.10.Title to Property; Leases.es

               The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11.Licenses, Permits, etc.tc

               (a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

               (b) to the best knowledge of the Company, no product of the Company infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

               (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

5.12.Compliance with ERISA.SA

               (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

               (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

               (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

               (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

               (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in
Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

5.13.Private Offering by the Company.ny

               Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you and not more than 57 other Institutional
Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

5.14.Use of Proceeds; Margin Regulations.ns

               The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). The Company and its Subsidiaries do not currently own, nor do they have any present intention to acquire, margin stock. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation G.

5.15.Existing Indebtedness; Future Liens.ns

               (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of December 31, 1995, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

               (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien.

5.16.Foreign Assets Control Regulations, etc.tc

               Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.17.Status under Certain Statutes.es

               Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

5.18.Environmental Matters.rs

               Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing,

                       (a) neither the Company nor any  Subsidiary has knowledge
               of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

                       (b) neither the Company nor any of its  Subsidiaries  has
               stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

                       (c) all  buildings  on all  real  properties  now  owned,
               leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.


6.REPRESENTATIONS OF THE PURCHASER.HASER

6.1.Purchase for Investment.ent

               You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

6.2.Source of Funds.nds

               You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

               (a) if you are an insurance company, the Source does not include assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

               (b) the Source is either (i) an insurance company pooled separate account, within the meaning of Prohibited Transaction Exemption ("PTE") 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

               (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

               (d)  the Source is a governmental plan; or

               (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e);

               (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA: or

               (g) if you are an insurance company and the Source includes assets of your general account, (i) your purchase of Notes is entitled to the exemption afforded by PTE 95-60 (issued July 12, 1995), provided the Company is not an affiliate (within the meaning of Section v(a) of PTE 95-60) of you, or
(ii) there is no Plan with respect to which the assets of your general account's reserves (as determined under Section 807(d) of the Code) for all contracts held by or on behalf of such Plan and all other Plans maintained by the same employer or its affiliates (as so defined) or by the same employee organization exceeds 10% of the liabilities of your general account.

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.


7.INFORMATION AS TO COMPANY.MPANY

7.1.Financial and Business Informationtion

               The Company shall deliver to each holder of Notes that is an Institutional Investor:

               (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                       (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

                       (ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a). Concurrently with the delivery of such financial statements the Company shall provide each such holder with sufficient information regarding each outstanding interest rate swap or similar obligation (whether speculative or for hedging purposes) to permit such holder to reasonably assess such swap or similar obligation;

               (b) Annual Statements -- within 105 days after the end of each fiscal year of the Company, duplicate copies of,

                       (i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

                       (ii)   consolidated   statements  of income,  changes  in
               shareholders' equity and  cash   flows of  the  Company  and  its
               Subsidiaries, for such year,

        setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied

                       (A) by an opinion thereon of independent certified public
               accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                       (B) a certificate of such  accountants  stating that they
               have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause (B) above, shall be deemed to satisfy the requirements of this Section (b);

               (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

               (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

               (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                       (i) with respect to any Plan,  any reportable  event,  as
               defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                       (ii) the taking by the PBGC of steps to institute, or the
               threatening by the PBGC of the institution of,  proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                       (iii) any  event,  transaction  or  condition  that could
               result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

               (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

               (g) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

7.2.Officer's Certificate.ate

               Each set of financial statements delivered to a holder of Notes pursuant to Section (a) or Section (b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

               (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.3 through Section 10.10 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

               (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3.Inspection.ion

               The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

               (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

               (b) Default -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.


8.PREPAYMENT OF THE NOTES NOTES

8.1.Required Prepayments.nts

               (a) Mandatory Prepayments. On (i) January 30, 2004 and on each January 30 thereafter to and including January 30, 2007 the Company will prepay $2,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series A Notes, and (ii) on January 30, 2000 and on each January 30 thereafter to and including January 30, 2001, the Company will prepay $3,333,333 principal amount (or such lesser principal amount as shall then be outstanding) of the Series B Notes, in each case at 100% of the principal amount prepaid and without payment of the Make-Whole Amount or any premium; provided that upon any partial prepayment of the Notes pursuant to Section 8.1(b) or
Section 8.2 or purchase of the Notes permitted by Section 8.5 the principal amount of each required prepayment of the Notes becoming due under this Section 8.1(a) on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment or purchase.

               (b) Change of Control Prepayments. In the event of either (x) a Change of Control, or (y) the obtaining of knowledge of a Control Event by any Responsible Officer, then the Company shall, within three Business Days of the occurrence of either of such events give written notice of such Change of Control or Control Event to each holder of the Notes. In the event of a Change of Control, such written notice shall contain, and such written notice shall constitute, an irrevocable offer to prepay all, but not less than all, of the Notes held by such holder on a date specified in such notice (the "Control Prepayment Date") that is not less than 30 days and not more than 45 days after the date of such notice. If the Control Prepayment Date shall not be specified in such notice, the Control Prepayment Date shall be the 30th day after the date of such notice.

                       (i) Officer's Certificate and Notice. Each offer to prepay the Notes pursuant to this Section 8.1(b) will be accompanied by an officer's certificate, executed by a Senior Financial Officer and dated the date of such offer, specifying
               (A) the Control Prepayment Date; (B) the principal amount of each Note offered to be prepaid; (C) the interest to be paid on each such Note, accrued to the Control Prepayment Date; (D) the date by which any holder of a Note that wishes to accept such offer must deliver notice thereof to the Company which shall be not later than 10 calendar days prior to the Control Prepayment Date;
               (E) the nature, in reasonable detail, and date of the Change in Control; and (F) that the conditions of this Section 8.1(b) have been fulfilled. In addition, the Company shall give written notice to each holder of a Note, not earlier than seven calendar days prior to the Control Prepayment Date, of those holders who have given notices of acceptance of the Company's offer, and the principal amount of Notes held by each.

                       (ii) Acceptance and Revocation. To accept such offered prepayment, a holder of Notes shall cause a written notice of such acceptance to be delivered to the Company not later than 10 calendar days prior to the Control Prepayment Date. After receipt of the notice from the Company of those holders of the Notes accepting the offer of prepayment, any holder may change its response to the Company's offer by written notice to such effect delivered to the Company not less than three calendar days prior to the Control Prepayment Date.

                       (iii) Payment. Upon receipt by the Company of any non-revoked notice of acceptance from any holder within the required time period, the aggregate principal amount of Notes held by such holder shall become due and payable on the Control Prepayment Date. Such prepayment shall be at 100% of the principal amount of such Notes, together with interest on the Notes accrued to the Control Prepayment Date.

8.2.Optional Prepayments with Make-Whole Amount.unt

               The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $1,000,000 in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this
Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

8.3.Allocation of Partial Prepayments.nts

               In the case of a partial prepayment of the Notes of a series pursuant to Section 8.1(a), the principal amount of the Notes to be prepaid shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. In the case of a partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among the Notes pro rata in proportion to the aggregate unpaid principal amounts thereof.

8.4.Maturity; Surrender, etc.etc

               In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.5.Purchase of Notes.tes

               The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.6.Make-Whole Amount.unt

               The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

               "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

               "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

               "Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 500" on the Telerate Access Service (or such other display as may replace Page 500 on Telerate Access Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded "on the run" U.S. Treasury security with the time to maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the time to maturity closest to and less than the Remaining Average Life.

               "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

               "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

               "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.


9.AFFIRMATIVE COVENANTS.NANTS

               The Company covenants that so long as any of the Notes are outstanding:

9.1.Compliance with Law.Law

               The Company will and will cause each Subsidiary to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2.Insurance.nce

               The Company will and will cause each Subsidiary to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and risks, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3.Maintenance of Properties.ies

               The Company will and will cause each Subsidiary to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.4.Payment of Taxes and Claims.ims

               The Company will and will cause each Subsidiary to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5.Corporate Existence, etc.etc

               The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.2 and 10.8, the Company will at all times preserve and keep in full force and effect the corporate existence of each Subsidiary (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

9.6.Maintenance of Records.rds

               The Company will, and will cause each Subsidiary to, keep at all times proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to the business and affairs of the Company or such Subsidiary, in accordance with GAAP consistently applied throughout the period involved (except for such changes as are disclosed in the financial statements or in the notes thereto and concurred in by the Company's independent certified public accountants), and the Company will, and will cause each such Subsidiary to, provide reasonable protection against loss or damage to such books of record and account.


10.NEGATIVE COVENANTS.ANTS

               The Company covenants that so long as any of the Notes are outstanding:

10.1.Transactions with Affiliates.es

               The Company will not and will not permit any  Subsidiary to enter into directly or indirectly any transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

10.2.Merger, Consolidation, etc.tc

               The Company will not, and will not permit any Subsidiary to, consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless:

               (a) in the case of the Company, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not such corporation, (i) such corporation shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (ii) shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; or

               (b) in the case of a Subsidiary, (i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of such Subsidiary as an entirety, as the case may be, shall be the Company, or
        (ii) such merger is with any one or more other Wholly-Owned Subsidiaries; and

               (c) immediately after giving effect to such transaction described in paragraph (a) or (b) above, no Default or Event of Default shall have occurred and be continuing.

No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under this Agreement or the Notes.

10.3.Liens.ns

        The Company will not, and will not permit any Subsidiary to, create, incur, assume or suffer to be created, assumed or incurred or to exist any Lien upon any assets, now owned or hereafter acquired by the Company or any such Subsidiary, except for:

               (a) Liens securing  Indebtedness  existing on the date of Closing which are listed in Schedule 10.3 and renewals, extensions and replacements of any such Liens, provided that, at the time of such renewal, extensions or replacements of any such Lien, the principal amount of Indebtedness secured by such Lien is not increased and such Lien does not extend to any other property of the Company or any Subsidiary;

               (b) Liens for taxes, assessments, governmental charges, levies or claims not then due and delinquent or the validity of which is being contested in good faith and as to which the Company has established adequate reserves on its books in accordance with GAAP;

               (c) Liens arising in connection with court proceedings, provided the execution of such Liens is effectively stayed, such Liens are being contested in good faith by appropriate proceedings and the Company has established adequate reserves therefor on its books in accordance with GAAP;

               (d) Liens arising in the ordinary course of business or incidental to the ownership of property or assets and not incurred in connection with the borrowing of money (including, but not limited to, encumbrances in the nature of zoning restrictions, easements, rights and restrictions of record on the use of real property, defects in title and landlord's, lessor's, mechanics' and materialmen's liens) that in the aggregate do not materially impair the use of the property or assets subject thereto in the business of the Company and its Subsidiaries taken as a whole or the value of such property or assets for purposes of such business;

               (e)     Liens  securing   Indebtedness  of  a  Subsidiary  to the
        Company or to another Wholly-Owned Subsidiary;

               (f) Liens on property (i) of the Company or any Subsidiary which are created, incurred or assumed contemporaneously with or within 180 days after the acquisition or construction of such property by the
        Company or any Subsidiary to secure the purchase price or cost of construction thereof; (ii) existing at the time of its acquisition by the Company or a Subsidiary, whether or not the Indebtedness secured thereby is assumed by the Company or such Subsidiary; or (iii) on property of a corporation at the time of its merger into or consolidation with, or the acquisition of its capital stock by, the Company; provided, that at the time such Liens are created, incurred or assumed, or at the time such property is acquired or such corporation is merged, consolidated or its capital stock acquired, the principal amount of Indebtedness secured thereby does not exceed the fair market value of such property and any improvements thereon and such Liens do not extend to any other property of the Company or any Subsidiary; and

               (g) Liens securing Indebtedness not otherwise permitted by clauses (a) through (f) above incurred subsequent to the Closing Date to secure Indebtedness, provided that at the time of incurring such additional Indebtedness and after giving effect thereto and to the application of the proceeds therefrom, (i) the sum (without duplication) of outstanding (A) Funded Debt of Subsidiaries (other than Funded Debt owed to the Company or a Wholly-Owned Subsidiary), and (B) Indebtedness of the Company or any Subsidiary secured by Liens permitted by this
        Section 10.3(g) does not exceed 15% of Adjusted Consolidated Net Worth.

10.4.Adjusted Consolidated Net Worth.th.

               The Company will not permit its Adjusted Consolidated Net Worth at any time to be less than (a) $60,000,000 plus (b) 50% of Consolidated Net Income (without reduction for a net deficit) for each fiscal quarter ending after December 31, 1995.

10.5.Ratio of Funded Debt to Cash Flow.ow.

               The Company will not permit the ratio of Consolidated Funded Debt as of the end of any fiscal quarter ending after December 31, 1995 to Consolidated Cash Flow for the 12 months ending as of the end of such quarter to exceed 3.5 to 1.00.

10.6.Ratio of Funded Debt to Total Capitalization.on.

               The Company will not permit Consolidated Funded Debt to exceed 55% of Consolidated Total Capitalization at any time.

10.7.Funded Debt of Subsidiaries.es.

               The Company will not permit any Subsidiary to incur any Funded Debt unless, after giving effect thereto and to the application of the proceeds thereof, (i) the Company would be in compliance with Section 10.6, and (ii) the sum (without duplication) of outstanding (A) Funded Debt of Subsidiaries (other than Funded Debt owed by a Subsidiary to the Company or a Wholly-Owned Subsidiary) and (B) Indebtedness of the Company or any Subsidiary secured by Liens permitted by Section 10.3(g) does not exceed 15% of Adjusted Consolidated Net Worth.

10.8.Sale of Assets.ts.

               The Company will not, and will not permit any Subsidiary to sell, lease, transfer or otherwise dispose of, including by way of merger (collectively a "Disposition"), other than in the ordinary course of business, any assets, including capital stock of Subsidiaries, in one or a series of transactions, to any Person other than Dispositions by a Subsidiary to the
Company or a Wholly-Owned Subsidiary, if, after giving effect to such Disposition and all prior Dispositions since the date of Closing, the aggregate net book value of assets subject to Dispositions would exceed, on a cumulative basis, 25% of Consolidated Total Assets as of the end of the immediately preceding fiscal year or (iii) if a Default or Event of Default exists or would exist after giving effect thereto. Notwithstanding the foregoing, the Company or a Subsidiary may make a Disposition and the net book value of the assets subject to such Disposition shall not be subject to or included in the foregoing limitations and computations if the proceeds from such Disposition are (y) reinvested in productive assets of a similar nature of the Company within 180 days following such disposition or (z) applied to the repayment of outstanding senior Indebtedness including the Notes (pro rata based upon the outstanding principal thereof) equal in principal amount to the proceeds from such Disposition. Such prepayment of the Notes shall be in the form of an offer to prepay pursuant to Section 8.2 with the Make-Whole Amount. To the extent the holders of the Notes decline such offer, the proceeds shall be applied to the payment of other senior Indebtedness. If proceeds of a Disposition are to be reinvested as permitted by clause (y) of the preceding sentence, such proceeds shall be deposited in escrow until so reinvested.

10.9.Disposition of Stock of Subsidiaries.es.

               Subject to the last sentence of this Section, the Company will not permit any Subsidiary to issue its capital stock, or any warrants, rights or options to purchase, or securities convertible into or exchangeable for, such capital stock, to any person other than the Company or a Wholly-Owned Subsidiary. The Company will not, and will not permit any Subsidiary to, sell, transfer or otherwise dispose of (other than to the Company or a Wholly-Owned Subsidiary) any capital stock (including any warrants, rights or options to purchase, or securities convertible into or exchangeable for, capital stock) or Indebtedness of any Subsidiary, unless:

     (a) simultaneously therewith all Investments in such Subsidiary owned by the Company and every other Subsidiary are disposed of as an entirety;

     (b) such Subsidiary does not have any continuing Investment in the Company or any other Subsidiary not being simultaneously disposed of; and

     (c) such sale, transfer or other disposition is permitted by Section 10.8.

Notwithstanding the foregoing, the Company may reduce its ownership of capital stock in NEPSA to not less than a majority of the outstanding voting shares of such capital stock through either the issuance of capital stock by NEPSA or the sale of capital stock by the Company or a Wholly-Owned Subsidiary, provided that the Company's ownership of such shares is either direct or through a Wholly-Owned Subsidiary.

10.10.Restricted Investments.s.

               The Company will not permit outstanding Restricted Investments during any fiscal quarter to exceed 15% of Adjusted Consolidated Net Worth as of the end of the immediately preceding fiscal quarter and will not, and will not permit any Subsidiary to make, any Restricted Investment if there exists or would exist after giving effect thereto a Default or Event of Default.

10.11.Nature of Business.s.

               The Company will not, and will not permit any Subsidiary to, engage in any business if, as a result thereof, the business then to be conducted by the Company and its Subsidiaries taken as a whole, would be materially different than that described in the Memorandum.


11.EVENTS OF DEFAULT.AULT.

        An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

               (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

               (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

               (c)      the   Company   defaults  in   the   performance  of  or
        compliance with any term contained in Sections 7.1(d) or 10.2 through 10.10; or

               (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs
        (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days; or

               (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

               (f) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $3,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $3,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Company or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $3,000,000, or (y) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Indebtedness; or

               (g) the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due,
        (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

               (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

               (i) a final judgment or judgments for the payment of money aggregating in excess of $2,000,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 45 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 45 days after the expiration of such stay; or

               (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) there shall have been an increase in the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.


12.REMEDIES ON DEFAULT, ETC. ETC

12.1.Acceleration.on

               (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

               (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

               (c) If any Event of Default  described in paragraph (a) or (b) of
Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

               Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2.Other Remedies.es

               If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3.Rescission.on

               At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 51% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4.No Waivers or Election of Remedies, Expenses, etc.tc

               No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.


13.REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.OTES

13.1.Registration of Notes.es

               The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2.Transfer and Exchange of Notes.es

               Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1-A or 1-B, as appropriate. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $1,000,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in
Section 6.2.

13.3.Replacement of Notes.es

               Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

               (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note which is an Institutional Investor, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

               (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.


14.PAYMENTS ON NOTES.OTES

14.1.Place of Payment.nt

               Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Newport News, Virginia at the principal executive office of the Company. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2.Home Office Payment.nt

               So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this
Section 14.2.


15.EXPENSES, ETC. ETC

15.1.Transaction Expenses.es

               Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the reasonable costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the reasonable costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

15.2.Survival.al

               The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE

16.SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
AGREEMENT.

               All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.


17.AMENDMENT AND WAIVER.IVER

17.1.Requirements.ts

               This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

17.2.Solicitation of Holders of Notes.es

               (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes. Any consent made by a holder of Notes that has transferred or has agreed to transfer its Notes to the Company, any Subsidiary, or any Affiliate thereof and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force and effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force and effect retroactive to the date such amendment or waiver initially took or takes effect, except solely as to such holder.

               (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3.Binding Effect, etc.tc

               Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4.Notes held by Company, etc.tc

               Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.


18.NOTICES.ICES

               All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

     (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

               (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

               (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.


19.REPRODUCTION OF DOCUMENTS.ENTS

               This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.


20.CONFIDENTIAL INFORMATION.TION

               For the purposes of this Section 20,  "Confidential  Information"
means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with your current practice or your policies and procedures from time to time in effect to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein, (v) any Person from which you offer to purchase any security of the Company, (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.


21.SUBSTITUTION OF PURCHASER.ASER

               You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section
21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.


22.MISCELLANEOUS.EOUS

22.1.Successors and Assigns.ns

               All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

22.2.Payments Due on Non-Business Days.ys

               Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

22.3.Severability.ty

               Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.4.Construction.on

               Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.5.Counterparts.ts

               This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.6.Governing Law.aw

               This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

 .2.7.Accounting Principlesles

               Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with GAAP, except where such principles are inconsistent with the requirements of this Agreement.

22.8.Valuation Principles.es

               Except where indicated expressly to the contrary by the use of terms such as "fair value," "fair market value" or "market value," each asset, each liability and each capital item of any Person, and any quantity derivable by a computation involving any of such assets, liabilities or capital items, shall be taken at the net book value thereof for all purposes of this Agreement. "Net book value" with respect to any asset, liability or capital item of any Person shall mean the amount at which the same is recorded or, in accordance with GAAP should have been recorded, in the books of account of such Person, as reduced by any reserves which have been or, in accordance with GAAP should have been, set aside with respect thereto, but in every case (whether or not permitted in accordance with GAAP) without giving effect to any write-up, write-down or write-off (other than any write-down or write-off the entire amount of which was charged to Consolidated Net Income or to a reserve which was a charge to Consolidated Net Income) relating thereto which was made after the date of this Agreement.

23.     ADDITIONAL SERIES OF NOTES


23.1.Issuance of Additional Series of Notes.es.

               The Company may, from time to time, issue and sell additional series of its unsecured promissory notes (each additional series being designated by the next succeeding letter of the alphabet following designation of the immediately preceding series) to one or more additional purchasers (which may include the Purchaser if such Purchaser shall in its sole discretion consent thereto) and may, in connection with the documentation of such additional series, incorporate by reference all of or certain of the provisions of this Agreement; provided, however, that such incorporation by reference shall not dilute or otherwise affect the relative priority or other rights of the Purchaser of the Notes hereunder or any subsequent series of notes, including, without limitation, the percentages of the Notes required to approve an amendment to this Agreement or to effect a waiver pursuant to Section 17.1 or the percentages of the Notes required to accelerate the maturity of the Notes or to rescind such an acceleration of the maturity of the Notes pursuant to Sections 12.1 and 12.3. This Section 23 does not in any manner obligate the Purchaser or the holders of the Notes to purchase or agree to purchase additional series of the Company's unsecured promissory notes now or at any time in the future.

23.2.Conditions to Additional Series of Notes.es.

               The Company may (but shall not be required to) at any time, or from time to time, offer to the Purchaser an opportunity to purchase additional promissory notes. At such time the Company shall provide such offeree with additional information regarding the terms of such additional promissory notes, the timing of the offering and whatever additional information as the Purchaser may request. If the Purchaser fails to respond to such an offer, it shall be deemed to have rejected the Company's offer. The Purchaser shall have no obligation to make any such additional purchase, and may reject such offers at its sole discretion. In the event that the Company and the Purchaser shall mutually agree to such an additional purchase, the issuance of each such additional series of promissory notes shall occur upon the execution by the Company and the Purchaser of a terms agreement substantially in the form of
Exhibit 23.2, appropriately completed, and satisfaction by the Company of all of the conditions to closing and funding set forth in Section 4, with such changes as shall be appropriate to such additional series of promissory notes, and the delivery of such additional closing documents and opinions the Purchaser shall request.

                                   *    *    *    *    *

               If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                        Very truly yours,

                                        BLESSINGS CORPORATION


                                        By:   /s/  James P. Luke
                                        ______________________________________
                                        Title:Executive Vice Presiddent, Chief
                                                Financial Officer


The foregoing is hereby
agreed to as of the
date thereof.

PRINCIPAL MUTUAL LIFE
     INSURANCE COMPANY


By:    /s/  Jon C. Heiny
___________________________________
Its:  Counsel


By:   /s/  Christopher J. Henderson
___________________________________
Its:  Counsel

========================================================================

========================================================================
                                1

                                   Schedule A

                                   Schedule A
                                                                    SCHEDULE A

                        INFORMATION RELATING TO PURCHASER

                                 Principal Amount of
Name and Address of Purchaser    Notes to be Purchased
                                     Series A                    Series B
PRINCIPAL MUTUAL LIFE               $6,000,000                 $10,000,000
    INSURANCE COMPANY

  (1)   All payments by wire transfer of immediately available funds to:

     Norwest Bank Iowa, N.A.
     7th & Walnut Streets
     Des Moines, Iowa  50309
     ABA# 073 000 228

     For credit to Principal Mutual Life Insurance Company, Account No. 014752
     Reference:  OBI*07*S*60658@ (with respect to the $6,000,000 Series A Note)
                 OBI*07*S*60659@ (with respect to the $10,000,000 Series B Note)

  (2)  All notices of payments and written confirmations of such wire transfers:

  Principal Mutual Life Insurance Company
  711 High Street
  Des Moines, Iowa   50392-0960
  Attention:  Investment Accounting and Treasury - Securities
  Reference:  Bond No. 1-B-60658 (with respect to the $6,000,000 Series A Note)
              Bond No. 1-B-60659 (with respect to the $10,000,000 Series B Note)
  Telecopy:   (515) 248-2643
  Confirmation:   (515) 248-8301

  (3)   All other communications:

  Principal Mutual Life Insurance Company
  711 High Street
  Des Moines, Iowa   50392-0800
  Attention:  Investment Department - Securities Division
  Reference:  Bond No. 1-B-60658 (with respect to the $6,000,000 Series A Note)
              Bond No. 1-B-60659 (with respect to the $10,000,000 Series B Note)
  Telecopy:   (515) 248-2490
  Confirmation:   (515) 248-3495

Tax ID #42-0127290

=========================================================================
=========================================================================




                                             1

                                   Schedule A




                                   Schedule A
                                                                 SCHEDULE A

                        INFORMATION RELATING TO PURCHASER

                                      Principal Amount of
Name and Address of Purchaser         Notes to be Purchased
                                       Series A                    Series B
PRINCIPAL MUTUAL LIFE                $4,000,000
    INSURANCE COMPANY

  (1)   All payments by wire transfer of immediately available funds to:

               Norwest Bank Iowa, N.A.
               7th & Walnut Streets
               Des Moines, Iowa  50309
               ABA# 073 000 228

               For credit to Principal Mutual Life Insurance Company, Separate Account No. 032395
               Reference:  OBI*07*S*60658@

  (2)  All notices of payments and written confirmations of such wire transfers:

               Principal Mutual Life Insurance Company
               711 High Street
               Des Moines, Iowa   50392-0960
               Attention:  Investment Accounting and Treasury - Securities
               Reference:  Bond No. 16-B-60658
               Telecopy:   (515) 248-2643
               Confirmation:   (515) 248-8301

  (3)   All other communications:

               Principal Mutual Life Insurance Company
               711 High Street
               Des Moines, Iowa   50392-0800
               Attention:  Investment Department - Securities Division
               Reference:  Bond No. 16-B-60658
               Telecopy:   (515) 248-2490
               Confirmation:   (515) 248-3495

Tax ID #42-0127290

=========================================================================

=========================================================================




                                             9

                                                                      Schedule B




                                   Schedule B
                                   SCHEDULE B


                                  DEFINED TERMS

               As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

               "Adjusted   Consolidated   Net   Worth"   means   Consolidated
Net   Worth   plus $6,078,873.

               "Affiliate"  means,  at any time, and with respect to any Person,
(a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

               "Business Day" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Chicago, Illinois or New York City are required or authorized to be closed.

               "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

               "Change of Control" means the acquisition through purchase or otherwise by any Person (other than Williamson-Dickie Manufacturing Company), or group of Persons (other than a group of Persons which includes those persons listed as "executive officers" in the Company's Annual Report on Form 10-K for the year ended December 31, 1994 filed with the Securities and Exchange
Commission) acting in concert, directly or indirectly, in one or more transactions, of beneficial ownership or control of securities representing more than 50% of the combined voting power of the Company's Voting Stock (including the agreement to act in concert by Persons who beneficially own or control securities representing more than 50% of the combined voting power of the Company's Voting Stock).

               "Closing" is defined in Section 3.

               "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

               "Company" means Blessings Corporation, a Delaware corporation.

               "Confidential Information"  is defined in Section 20.

               "Consolidated Cash Flow" means, for any period, Consolidated Net Income for such period, plus, to the extent deducted in calculating Consolidated Net Income, (i) interest expense, including imputed interest in respect of Capital Leases, amortization of debt discount and expense, fees and commissions for letters of credit and bankers' acceptances and the net interest costs of interest rate swaps and hedges, (ii) depreciation and amortization expense, and
(iii) taxes actually paid, in each case determined in accordance with GAAP.

               "Consolidated Funded Debt" means Funded Debt of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

               "Consolidated Net Income" means, for any period, the net income (or deficit) of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, but excluding in any event (a) net earnings and losses of any Subsidiary accrued prior to the date it became a Subsidiary; (b) net earnings and losses of any Person (other than a Subsidiary), substantially all the assets of which have been acquired in any manner, realized by such other Person prior to the date of such acquisition; (c) net earnings and losses of any Person (other than a Subsidiary) with which the Company or a Subsidiary shall have consolidated or which shall have merged into or with the Company or a Subsidiary prior to the date of such consolidation or merger; (d) net earnings of any business entity (other than a Subsidiary) in which the Company or any Subsidiary has an ownership interest unless such net earnings shall have actually been received by the Company or such Restricted Subsidiary in the form of cash distributions; (e) extraordinary, unusual or nonrecurring gains or losses; (f) earnings resulting from any reappraisal, revaluation or write-up of assets; and (g) any gain or loss (net of any tax effect) resulting from the sale of capital assets other than in the ordinary course of business.

               "Consolidated Net Worth" means total stockholders' equity of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

               "Consolidated Total Assets" means the total assets of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

               "Consolidated  Total   Capitalization"  means  the  sum  of
Adjusted  Consolidated Net Worth and Consolidated Funded Debt.

               "Control Event" means (i) the entering into by the Company or any Subsidiary or Affiliate of any letter of intent with respect to any proposed transaction or event or series of transactions or events that, individually or in the aggregate, could reasonably be expected to result in a Change of Control, or (ii) the execution of any written agreement that, when fully performed by the parties thereto, would result in a Change of Control.

               "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

               "Default Rate" means that rate of interest that is 2.0% per annum above the rate of interest stated in clause (a) of the first paragraph of the Series A Notes or Series B Notes, as appropriate.

               "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

               "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

               "Event of Default" is defined in Section 11.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Funded Debt" means as of any date of determination, all Indebtedness properly classified as long-term debt in accordance with GAAP, including (i) Indebtedness which by its terms matures more than one year from the date of creation (including any portion thereof payable within a year), (ii) Indebtedness outstanding under a revolving credit or similar agreement providing for borrowings (and renewals and extensions thereof) over a period of more than one year notwithstanding that any such Indebtedness may be payable within one year after the creation thereof, and (iii) the principal portion of obligations under Capital Leases; provided, however, that for purposes of clause (ii), only the minimum daily average amount of such Indebtedness outstanding during a period of 45 consecutive days during the 12 months ending on such date of determination shall be deemed to be Funded Debt.

               "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

               "Governmental Authority"  means

               (a)     the government of

                       (i) the United States of America or any State or other political subdivision thereof, or

                       (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

               (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to,any such government.

               "Guaranty"  means,  with  respect to any Person,  any  obligation
(except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such
Person:

               (a) to purchase such indebtedness or obligation or any property constituting security therefor;

               (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

               (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

               (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

               "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polycholorinated biphenyls).

               "holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

               "Indebtedness"   with  respect  to  any  Person   means,   at
        any  time,   without duplication,

               (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

               (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

               (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

               (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

               (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

               (f)     Swaps of such Person; and

               (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

Indebtedness shall not be deemed to include unfunded benefit liabilities of the Company or any Subsidiary under any Plan. Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

               "Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

               "Investments" means all investments made, in cash or by delivery of property, directly or indirectly, by any Person, in any other Person, whether by acquisition of shares of capital stock, indebtedness or other obligations or securities or by loan, advance, capital contribution or otherwise; provided, however, that "Investments" shall not mean or include investments in property to be used or consumed in the ordinary course of business.

               "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

               "Make-Whole Amount" is defined in Section 8.6.

               "Material"   means   material  in   relation  to  the   business,
operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

               "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

               "Memorandum" is defined in Section 5.3.

               "Mexican   Companies"   means  Aspen   Industrial,   S.A.  de
C.V.,   Nacional  de Envases  Plasticos,  S.A.  de C.V.,  Hermes  Industrial,
S.A. de C.V., Plastihul, S.A. de C.V., Mexicana de Tintas, S.A. de C.V., and Servicios Profesionales Vigo, S.C.

               "Moody's" means Moody's Investor Services, Inc.

               "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

               "NEPSA" means Nacional de Envases Plasticos, S.A. de C.V., and its associated companies.

               "Notes" is defined in Section 1.

               "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

               "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

               "Person" means an individual,  partnership,  corporation, limited
liability  company,  association,   trust,  unincorporated  organization,  or  a
government or agency or political subdivision thereof.

               "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

               "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

               "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

               "QPAM   Exemption"   means   Prohibited    Transaction    Class
Exemption   84-14 issued by the United States Department of Labor.

               "Required Holders" means, at any time, the holders of at least 66-2/3% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

               "Responsible Officer" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement.

               "Restricted   Investment"   means   any   Investment   of  the
Company   and  its Subsidiaries other than:

               (a)     Investments in Subsidiaries;

               (b) Investments in a Person which, as a result thereof, becomes a Subsidiary;

               (c) Investments in (i) commercial paper maturing in 270 days or less from the date of issuance which is rated A-1 or better by S&P or P-1 by Moody's, (ii) certificates of deposit or banker's acceptances maturing within one year from the date of issuance of commercial banks located in the United States of America having combined capital, surplus and undivided profits of at least $100,000,000, which are rated A or better by S&P or Moody's, (C) obligations of or fully guaranteed by the United States of America or an agency thereof maturing within one year from the date of issuance, (D) tax-exempt floating rate tender option bonds backed by a letter of credit issued by a commercial bank rated AA or better by S&P or Aa or better by Moody's, and (E) money market preferred stock rated A or better by S&P or Moody's which must be redeemed by the issuer within two years from the date of acquisition;

               (d) loans by the Company made to its employees not to exceed $2,000,000 in the aggregate; and

               (e) Investments as of the date of this Agreement which are listed in the attached Schedule 10.10.

               "Securities Act" means the Securities Act of 1933, as amended from time to time.

               "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

               "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc.

               "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

               "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency; provided, however, that "Swaps" shall not mean or include any interest rate swap entered into solely for the purpose of hedging such Person's exposure to interest rate risks on outstanding Indebtedness and involving a notional amount not greater in principal amount than the outstanding principal amount of the Indebtedness to which it relates, and provided further, that the amount of any liability in respect of an interest rate swap that must be included as a liability in such Person's balance sheet in accordance with GAAP shall be deemed to be a Swap. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

               "Wholly-Owned Subsidiary" means, at any time, any Subsidiary 100% of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

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                                             1

                                  Schedule 5.4




                                  Schedule 5.4
                                  SCHEDULE 5.4


                           SUBSIDIARIES OF THE COMPANY
                        AND OWNERSHIP OF SUBSIDIARY STOCK




  Name of Company       State (Country) of           Percentage of Voting
                          Incorporation               Securities Owned
_____________________   __________________           ____________________
Edison Plastics          Delaware                          100%
International, Inc.
Edison Exports, Inc.     Jamaica                           100%
FSC Limited
ASPEN Industrial,        Mexico                            100%
S.A. de C.V.
Nacional de Envases      Mexico                             60%
Plasticos, S.A. de C.V.
(NEPSA)

========================================================================
                                     Exhibit
========================================================================


                                             1

                                  Schedule 5.5




                                  Schedule 5.5
                                  SCHEDULE 5.5


                              FINANCIAL STATEMENTS



1. Annual report for the fiscal years ended on or about December 31, 1994 and December 31, 1993

2. Unaudited financial statements (Form 10-Q) for the forty week period ended on August 7, 1995 and August 8, 1994

3.      Form 10K for the fiscal year ended on December 31, 1994

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========================================================================



                                  Schedule 5.14
                                  SCHEDULE 5.14


                                 USE OF PROCEEDS





                                     Sources

               Proceeds                                             $20,000,000

                       Total Sources                                $20,000,000



                                      Uses

               Debt Repayment
                    Line of Credit                    $4,000,000
                    VA Mortgage                        2,400,000
                    GA Mortgage                        2,000,000
                       Total Debt                                   $8,400,000

               Capital Expenditures                                 $11,600,000

                       Total Uses                                   $20,000,000

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==========================================================================



                                  Schedule 5.15
                                  SCHEDULE 5.15


                             EXISTING INDEBTEDNESS*



Chase Manhattan Credit Agreement due 2002 -- Term Loan        $20,312,500
Revolving Credit Agreement with Wachovia as Agent              25,000,000
NEPSA Equipment Loan Due 7/6/97                                   191,235
NEPSA Equipment Loan Due 10/15/96                                 147,640
NEPSA Equipment Loan Due 11/26/97                                 666,144
NEPSA Equipment Loan Due 1/31/98                                  571,862
NEPSA Unsecured Term Loan Due 1/31/98                             394,737
NEPSA Secured Term Loan Due 1/31/98                               990,790


* Excludes existing debt that will be repaid from the proceeds of the Note Purchase.

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========================================================================



                                  Schedule 10.3
                                  SCHEDULE 10.3


                                     LIENS*



       Collateral          Secured Party     Debtor           Balance
Equipment-Engraving      Bancomer             NEPSA          $191,235
        System
Equipment-Engraving      Banamex              NEPSA           147,640
        System
Equipment-Bielloflex     Soditic Finance      NEPSA           666,144
        Tona                     Limited
Equipment-Turrent        Bancomer             NEPSA           571,862
        Winder
Equipment - Turrent      Bancomer             NEPSA           990,790
        Winder


* Existing domestic liens will be terminated as the proceeds of the Note Purchase will be used to repay the associated indebtedness.

=========================================================================

=========================================================================



                                 Schedule 10.10
                                 SCHEDULE 10.10


                             RESTRICTED INVESTMENTS



                                     -None-

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=========================================================================
                                             2

                                   Exhibit 1-A


                                   Exhibit 1-A
                                   EXHIBIT 1-A


                                 [FORM OF NOTE]


                              BLESSINGS CORPORATION

                           7.22% SENIOR NOTE, SERIES A

                              DUE JANUARY 30, 2008

No. AR-[__]                                                              [Date]
$[_______]                                                  PPN[______________]

               FOR VALUE RECEIVED, the undersigned, BLESSINGS CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [ ], or registered assigns, the principal sum of [ ] DOLLARS on January 30, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.22% per annum from the date hereof, payable semiannually, on January 30 and July 30 in each year, commencing with July 30, 1996, until the principal hereof shall have become due and payable, and
(b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at the rate of 9.22% per annum.

               Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the Company's office in Newport News, Virginia or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

               This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of January 15, 1996 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the Purchaser named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in
Section 6 of the Note Purchase Agreement.

               This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

               The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

               If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

               This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                                     BLESSINGS CORPORATION


                                                     By:
                                                     Title:

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=========================================================================
                                             2

                                   Exhibit 1-B

                                   Exhibit 1-B
                                   EXHIBIT 1-B


                                 [FORM OF NOTE]


                              BLESSINGS CORPORATION

                           6.55% SENIOR NOTE, SERIES B

                              DUE JANUARY 30, 2002

No. BR- [__]                                                             [Date]
$[_______]                                                  PPN[______________]

               FOR VALUE RECEIVED, the undersigned, BLESSINGS CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [ ], or registered assigns, the principal sum of [ ] DOLLARS on January 30, 2002, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.55% per annum from the date hereof, payable semiannually, on January 30 and July 30 in each year, commencing with July 30, 1996, until the principal hereof shall have become due and payable, and
(b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at the rate of 8.55% per annum.

               Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the Company's office in Newport News, Virginia or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

               This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of January 15, 1996 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the Purchaser named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in
Section 6 of the Note Purchase Agreement.

               This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

               The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

               If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

               This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.
                                                     BLESSINGS CORPORATION


                                                     By:
                                                     Title:

=========================================================================

=========================================================================




                                2

                                 Exhibit 4.4(a)




                                 Exhibit 4.4(a)
                                 EXHIBIT 4.4(a)


                      FORM OF OPINION OF SPECIAL COUNSEL TO
                      THE COMPANY AND THE MEXICAN COMPANIES

        The opinions of special counsel for the Company and special counsel for the Mexican Companies shall be to the effect that:

        1. Each of the Company and each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and each has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and, in the case of the Company, to enter into and perform the Agreement and to issue and sell the Notes.

        2. Each of the Company and each Subsidiary is duly qualified or licensed and in good standing as a foreign corporation authorized to do business in each jurisdiction where the nature of its business or the character of its properties makes such qualification or licensing necessary, except where such failure to be so qualified or licensed would not have a Material Adverse Effect.

        3. The Agreement and the Notes have been duly authorized by proper corporate action on the part of the Company, have been duly executed and delivered by an authorized officer of the Company, and constitute the legal, valid and binding agreements of the Company, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

        4. The offering, sale and delivery of the Notes do not require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

        5. No authorization, approval or consent of any governmental or regulatory body is necessary or required in connection with the lawful execution and delivery by the Company of the Agreement or the lawful offering, issuance and sale by the Company of the Notes, and no designation, filing, declaration, registration and/or qualification with any governmental authority is required in connection with the offer, issuance and sale of the Notes by the Company.

        6. The issuance and sale of the Notes by the Company, compliance with the terms and provisions of the Notes and the Agreement, and the execution and delivery of the Agreement will not conflict with, or result in any breach or violation of any of the provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of the Company or any Subsidiary pursuant to the provisions of (i) the Certificate of Incorporation or By-laws of the Company or any Subsidiary, (ii) any loan agreement to which the Company or any Subsidiary is a party or by which any of them or their property is bound, (iii) any other agreement or instrument under which the Company or any Subsidiary is a party or by which any of them or their property is bound or may be affected, (iv) any law (including usury laws) or regulation applicable to the Company, or (v) any order, writ, injunction or decree of any court or governmental authority applicable to the Company.

        7. There are no actions, suits or proceedings pending or, to the best of such counsel's knowledge, threatened against, or affecting the Company or any Subsidiary, at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which are likely to have a Material Adverse Effect.

        8. All of the issued and outstanding shares of capital stock of each Subsidiary have been duly and validly issued, are fully paid and nonassessable and are owned of record by the Company.

        9. Neither the Company nor any Subsidiary is: (i) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended,
(ii) a "public  utility"  as defined in the Federal  Power Act,  as amended,  or
(iii) an "investment company" or an "affiliated person" thereof or an "affiliated person" of any such "affiliated person," as such terms are defined in the Investment Company Act of 1940, as amended.

        10. The issuance of the Notes and the use of the proceeds of the sale of the Notes do not violate or conflict with Regulation G, T, U or X of the Board of Governors of the Federal Reserve System (12 C.F.R., Chapter II).

        The opinion of counsel for the Company shall cover such other matters relating to the sale of the Notes as the Purchaser may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company and with respect to matters governed by the laws of any jurisdiction other than the United States of America and the General Corporation Law of the State of Delaware, such counsel may rely upon the opinions of counsel deemed (and stated in their opinion to be deemed) by them to be competent and reliable.

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=========================================================================


                                             1

                                 Exhibit 4.4(b)





                                 Exhibit 4.4(b)
                                 EXHIBIT 4.4(b)


                       FORM OF OPINION OF SPECIAL COUNSEL
                                TO THE PURCHASER

        The opinion of Gardner, Carton & Douglas, special counsel for the Purchaser, shall be to the effect that:

        1. The Company is a corporation organized and validly existing in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to enter into the Agreement and to issue and sell the Notes.

        2. The Agreement and the Notes have been duly authorized by proper corporate action on the part of the Company, have been duly executed and delivered by an authorized officer of the Company, and constitute the legal, valid and binding agreements of the Company, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

        3. Based upon the representations set forth in the Agreement, the offering, sale and delivery of the Notes do not require the registration of the Notes under the Securities Act of 1933, as amended, nor the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

        4. The issuance and sale of the Notes and compliance with the terms and provisions of the Notes and the Agreement will not conflict with or result in any breach of any of the provisions of the Certificate of Incorporation or By-laws of the Company.

        5. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the Note Agreement or the Notes.

The opinion of Gardner, Carton & Douglas also shall state that the legal opinion of _______________, counsel for the Company, delivered to you pursuant to the Agreement, is satisfactory in form and scope to Gardner, Carton & Douglas, and, in its opinion, the Purchaser and it are justified in relying thereon and shall cover such other matters relating to the sale of the Notes and the execution and delivery of the Agreement as the Purchaser may reasonably request.

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=========================================================================
                                             3

                                  Exhibit 23.2


                                  EXHIBIT 23.2

                             FORM OF TERMS AGREEMENT

        THIS TERMS AGREEMENT is made and entered into as of this _________ day of _______________, ____ (this "Terms Agreement") by and among Blessings Corporation., a Delaware corporation (the "Company"), and the Purchasers listed on Schedule A hereto (the "Purchasers");

                                 R E C I T A L S

     A. The Company has entered into a Note Purchase Agreement (the "Note Agreement"), dated as of January 15, 1996, with each of the Purchasers listed on Schedule A thereto; and

     B. The Company desires to issue and sell, and the Purchasers desire to purchase, an additional series of unsecured promissory notes (Series __) in accordance with the terms specified below;

        NOW, THEREFORE, subject to compliance with all of the conditions to closing and funding set forth in Section 4 of the Note Agreement, with such changes as shall be appropriate to such additional series of notes, and the delivery of such additional closing documents and opinions as the Purchasers or their counsel may request, the parties signatory hereto agree as follows:


        1. Authorization of Notes. The Company has authorized the issuance and sale of $____________ aggregate principal amount of its _____% Senior Notes, Series ___ (the "Notes"), to be dated the date of issue, to bear interest from such date at the rate of ___% per annum, payable ___________________ on _________, __ and _________, __ in each year (commencing _____________, ___) and at maturity and to bear interest on overdue principal (including any overdue prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the rate of ___% per annum, whether by acceleration or otherwise, until paid. The Notes will mature on _____________, 19__ (the "Maturity Date") and will be substantially in the form of Exhibit 1-A to the Note Agreement, with such changes therein as are required to reflect the terms of the Notes specified above. The term "Notes" as used herein shall include any and all of the Notes delivered pursuant to this Terms Agreement and each such Note delivered in substitution or exchange therefor.

        2. Sale and Purchase. The Company will issue and sell to the Purchasers, and the Purchasers will purchase from the Company on the Closing Date (as hereinafter defined), Notes in the aggregate principal amount set forth opposite their respective names on the attached Schedule A at a price of 100% of the principal amount thereof.

        3. Closing. Delivery of the Notes will be made at the offices of _______________________ against payment therefor in Federal funds or other funds in U.S. dollars immediately available at _______________, ABA. No. __________, for deposit in the Company's Account No. __________, in the amount of the purchase price not later than ____________, _____________ time, on ___________,
19__ or such earlier or later date (but in any event not later than ____________, 19__) as the Company and the Purchasers may mutually agree upon (the "Closing Date").

        4. Use of Proceeds. The proceeds from the sale of the Notes will be used to -----------------------.

        5. Payment and Prepayment of the Notes. The Company shall pay the Notes in accordance with the repayment provisions set forth in Schedule A hereto. In addition, unless otherwise specified in Schedule A, the Notes shall be subject to mandatory and optional prepayment in accordance with the optional and mandatory prepayment provisions of Sections 8.1 and 8.2 of the Note Agreement, and each reference to "Notes" therein shall be deemed to refer to the Notes issued pursuant to this Terms Agreement.

        6. Compliance With Note Agreement. Except to the extent in conflict with any of the provisions of this Terms Agreement, the Company agrees to comply with each of the covenants, agreements and other provisions of the Note Agreement, which covenants, agreements and other provisions, together with the related definitions of terms used therein and the exhibits referred to therein, are hereby incorporated by reference into this Terms Agreement with the same effect as if such covenants, agreements and provisions were set forth in full herein, except that all references to "Purchasers" therein shall be deemed to refer to the Purchasers hereunder and all references to "Notes" therein shall be deemed to refer to the Notes issued pursuant to this Terms Agreement. Any amendment, supplement, modification, change or waiver of any of the covenants, agreements or provisions of the Note Agreement, or any of the definitions of terms used therein or exhibits referred to therein, shall not have any force and effect under this Terms Agreement unless the holders of not less than 66-2/3% of the principal amount of the Notes outstanding hereunder shall have consented in writing to such amendment, supplement, modification, change or waiver.

                    [Add any additional provisions to reflect
                   particular agreements between the parties]

        IN WITNESS WHEREOF, the Company and the Purchasers have caused this Terms Agreement to be executed and delivered by their respective officer or officers thereunto duly authorized.

               COMPANY:                      BLESSINGS CORPORATION


                                       By:
                                     Title:

               PURCHASERS:


                                       By:
                                     Title: